UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01639

Engex, Inc.

(Exact name of registrant as specified in charter)

44 Wall Street, 2nd Floor, New York, NY 10005

(Address of principal executive offices) (Zip code)

CT Corporation, 111 Eighth Avenue, New York, New York 10011

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-495-4200

Date of fiscal year end: September 30

Date of reporting period: December 31, 2017

(UNAUDITED)

Item 1.	Schedule of Investments

December 31, 2017

	Number of Shares/ Face Amount	Fair Value
COMMON STOCK* (87.4%)**

Biotechnology (87.4%)**
Enzo Biochem, Inc.	1,216,196	$9,911,997
Fortress Biotech, Inc.	264,800	1,083,032
Medovex Corp.	20,000	11,100
MRI Interventions, Inc.	12,344	33,329
		11,039,458
Technology (0%)**
Silverstar Holdings Ltd.	51,600	21

TOTAL COMMON STOCK (COST $9,046,246)		11,039,479

FIXED INCOME (0.8%)**

Biotechnology (0.8%)**
MRI Interventions, Inc. 3.5% Note due 2020 (COST $30,200)	$138,512	111,227

TOTAL INVESTMENTS IN MARKETABLE SECURITIES (COST $9,046,241)		$11,150,706

PRIVATE INVESTMENTS* , (4%)**, ****

Healthcare Industry (4%)**
Comprehensive Geriatric Medicine P.C. Unit
(Consisting of a 12% Convertible Promissory Note and Option ***), (COST $1,000,000)	$1,000,000	$500,000

Technology (0%)*,**
Taply, Inc. Series A Preferred (COST $200,000)	1,000,000	$0

TOTAL PRIVATE INVESTMENTS (COST $1,200,000)		$500,000

TOTAL INVESTMENTS IN SECURITIES (COST $10,276,446)		$11,650,706

*	Non income-producing securities
**	The percentage shown for each investment category in the Portfolio of Investments is based on Net Assets
***	Promissory Note was due August 25, 2017. Option expires August 25, 2021.
****	All positions in Private Investments and Fixed Income are restricted securities.

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FAIR VALUE MEASUREMENTS

Investments in securities are carried at fair value. Fair value estimates are made at a specific point in time, are subjective in nature, and involve uncertainties and matters of significant judgment.

Fair Value Measurements - The applicable accounting pronouncement on fair value measurements clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosure about the use of the fair value measurements. Under the pronouncement, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The most significant element of the fair value standard is the development of a three-level fair value hierarchy. The three levels of the hierarchy and the material input considerations are as follows:

Fair Value Hierarchy

Level 1 Inputs – include unadjusted quoted prices for identical investments or liabilities in active markets. An active market is defined as a market in which transactions for the investment or liability occur with sufficient frequency and volume to provide reliable pricing information on an ongoing basis.

Level 2 Inputs – inputs other than quoted market prices that are observable, either directly or indirectly, and reasonably available. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the Fund.

Level 3 Inputs – valuations are based on unobservable inputs which include option-pricing models using historical volatility, the Fund’s own data or assumptions as a multiple of earnings or discounted cash flow information, projections and forecasts made available to the Fund by the private investment entities and other similar financial and operational information not available to, or observable by, the public domain.

An asset or liability’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Availability of observable inputs can vary and is affected by a variety of factors. American Investors Advisors, Inc. (the “Advisor”) uses judgment in determining fair value of assets and liabilities and Level 3 assets and liabilities involve greater judgment than Level 1 or Level 2 assets or liabilities.

Investments are classified within Level 3 of the fair value hierarchy because they trade infrequently (or not at all) and therefore have little or no readily available pricing information. Private investments are classified within Level 3 of the fair value hierarchy. Management’s estimate of the fair value of private investments is based on most recent information provided by the management of the investee companies, including but not limited to, financial statements and most recent capital financing transactions.

When a pricing model is used to value Level 3 investments, inputs to the model are adjusted when changes to inputs and assumptions are corroborated by evidence such as transactions in similar instruments, completed or pending third-party transactions in the underlying investment or comparable entities, subsequent rounds of financing, recapitalization and other transactions, offering in the equity or debt capital markets, and changes in financial ratios or cash flows.

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A summary of the inputs used as of December 31, 2017 in valuing each of the Fund’s assets were:

	Level 1 - Quoted prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total Fair Value at December. 31, 2017
Common Stock:
Enzo Biochem, Inc.*	$9,911,997	$--	$--	$9,911,997
Fortress Biotech, Inc.**	1,083,032	--	--	1,083,032
MRI Interventions, Inc.	33,329	--	--	33.329
Medovex Corp.	11,100	--	--	11,100
Silverstar Holdings Ltd.	--	21	--	21

Total Investments in Common Stock	$11,039,458	$21	$--	$11,039,479

Private Investments:
Taply, Inc. Series A Preferred	$--	$--	$--	$--
Comprehensive Geriatric Medicine P.C. Unit****	--	--	500,000	$500,000

Total Investments in Private Securities	$--	$--	$500,000	$500,000

Fixed Income:
MRI Interventions, Inc. Note***	$--	$--	$111,227	$111,227

Total Fixed Income	--	--	111,227	111,227

Total Investment in Securities	$11,309,458	$21	$611,227	$11,650,706

*	Both the Chairman, thru an entity that he owns, and his wife, are shareholders of Enzo Biochem, Inc. In addition, one of the members of the Board of Directors of the Fund is also a member of the Board of Directors of Enzo Biochem, Inc.

**	Lindsay A. Rosenwald, M.D., is Chairman, President and Chief Executive Officer of Fortress Biotech, Inc. Dr. Rosenwald is the son-in-law of Mr. J. Morton Davis, Chairman of the Fund. Dr. Rosenwald disclaims beneficial ownership of these shares owned by Engex.

***	MRI Interventions, Inc. Note – Face amount of $138,512, with interest at 3.5% and 10-year maturity term. The Fund will receive a single payment of $186,991 ($138,512 plus $48,479 accrued interest; payment is expected in 2020). The $186,991 payment has been present valued at an appropriate, risk adjusted rate of 20%.

****	Comprehensive Geriatric Medicine P.C. Unit consists of a one year, $1,000,000 convertible note, originally bearing interest at 12% and currently bearing interest at 16% per annum (the “Note”) plus an option to invest up to $5,000,000 in the business. This Note was due on August 25, 2017. It was not paid, resulting in the Note being in default. The Fund has received one year’s interest on the Note of $120,000 on August 25, 2017, but no principal repayment has been made as of the date of this filing. Based on current communications with the company, and their description of the status and performance of the business currently, Management has deemed it prudent to carry the investment at 50% of the $1,000,000 amount invested.

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The following table sets forth the changes in fair value measurements attributable to Level 3 investments during the year ended December 31, 2017:

	Beginning Balance Sept. 30, 2017	Net Purchases (Sales and Settlements)	Realized Gains (Losses)	Total Change In Unrealized Appreciation/ (Depreciation)	Transfers In (Out) Of Level 3	Ending Balance Dec 31, 2017	Total Unrealized Appreciation (Depreciation) for securities held at year end
Common Stock:

Fixed Income:
MRI Interventions,
Inc., Note	106,231	--	--	4,996	--	111,227	81,027
Private Investments:
Taply, Inc. Series A Preferred	--	--	--	--	--	--	--
Comprehensive Geriatric Medicine P.C. Unit	$500,000	$--	$--	--	$--	$500,000	$(500,000)
TOTAL	$606,231	$--		$4,996	$--	$611,227	$(418,973)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized as Level 3 of the fair value hierarchy as of December 31, 2017:

	Fair Value	Valuation Techniques	Unobservable Inputs	Range of Inputs (Weighted Average)

Assets (at fair value) Fixed income	$111,227	Discounted cash flow model	Discount Rate	20%

Private Investments	$500,000	Recovery Method	Management’s Probability of Collection	50%

When a discounted cash flow model is used to determine fair value, the significant input used in the valuation model is the discount rate applied to the present value of the projected cash flows. Increases in the discount rate can significantly lower the fair value of an investment; conversely, decreases in the discount rate can significantly increase the fair value of an investment.

Fair Value – Valuation Process. Private investment valuations are made by Mr. J. Morton Davis, Chairman of the Advisor, based on periodic contact with companies’ principals, including phone conversations, quarterly questionnaires inquiring about business status and requesting financial information, and any other material information provided by them to reach the reasonable fair value of these investments. The information received is distributed to the Board to address any issues related to the valuation of these private investments.

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Item 2.	Controls and Procedures.

(a)          Registrant's principal executive and principal financial officers agree that Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the 1940 Act, are effective, based on their evaluation of these controls and procedures, as required by Rule 30a-3(b), within 90 days of the filling date of this report.

(b)          During the Registrant's last fiscal quarter, there were no changes in its internal controls over financial reporting that materially affected, or are likely to materially affect, the Registrant's internal controls over financial reporting.

Item 3.	Exhibits.

(1)	Certification of principal executive officer

(2)	Certification of principal financial officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Engex, Inc.

By:	/s/ J. Morton Davis
J. Morton Davis, President

Date:	January 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. Morton Davis
J. Morton Davis, President

Date:	January 24, 2018

By:	/s/ J. Michael Siciliano
Michael Siciliano, Treasurer
Date:	January 24, 2018

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